FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 4, 2001


                         CAROLINA POWER & LIGHT COMPANY
             (Exact name of registrant as specified in its charter)



       North Carolina                    1-3382                  56-0165465
 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

           410 South Wilmington Street, Raleigh, North Carolina 27601
           ----------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (919) 546-6111

ITEM 5.  OTHER EVENTS

         Attached as exhibits hereto and incorporated herein by reference are
(i) letter agreement, dated April 4, 2001, between Carolina Power & Light Company ("CP&L") and Mellon Financial Markets, LLC ("Mellon") and PNC Capital Markets, Inc.("PNC"), adding Mellon and PNC as Agents under the Distribution Agreement, dated June 30, 2000, between CP&L and the Agents identified therein (filed as Exhibit 1 to Current Report on Form 8-K dated June 30, 2000, File No. 1-3382); (ii) Purchase Agreement, dated April 4, 2001, between CP&L and Chase Securities Inc., First Union Securities, Inc., Mellon and PNC, as underwriters, in connection with the offering of $300,000,000 aggregate principal amount of Fixed Rate Medium-Term Notes, Series D, registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-69237); and (iii) form of Fixed Rate Medium-Term Note, Series D.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS.

                  1(a) Letter agreement, dated April 4, 2001, between Carolina Power & Light Company ("CP&L") and Mellon Financial Markets, LLC ("Mellon") and PNC Capital Markets, Inc.("PNC"), adding Mellon and PNC as Agents under the Distribution Agreement, dated June 30, 2000, between CP&L and the Agents identified therein (filed as Exhibit 1 to Current Report on Form 8-K dated June 30, 2000, File No. 1-3382).

                  1(b) Purchase Agreement, dated April 4, 2001, between CP&L and Chase Securities Inc., First Union Securities, Inc., Mellon and PNC.

                  4        Form of Fixed Rate Medium-Term Note, Series D.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CAROLINA POWER & LIGHT COMPANY
                            ------------------------------
                                       Registrant


                            By:        /s/ Peter M. Scott III
                                ------------------------------------
                                           Peter M. Scott III
                                      Executive Vice President and
                                         Chief Financial Officer

Date:  April 16, 2001

                                  EXHIBIT INDEX

1(a) Letter agreement, dated April 4, 2001, between Carolina Power & Light Company ("CP&L") and Mellon Financial Markets, LLC ("Mellon") and PNC Capital Markets, Inc.("PNC"), adding Mellon and PNC as Agents under the Distribution Agreement, dated June 30, 2000, between CP&L and the Agents identified therein (filed as Exhibit 1 to Current Report on Form 8-K dated June 30, 2000, File No. 1-3382).

1(b) Purchase Agreement, dated April 4, 2001, between CP&L and Chase Securities Inc., First Union Securities, Inc., Mellon and PNC.

4        Form of Fixed Rate Medium-Term Note, Series D.